Exhibit 99.1

Hippo to Go Public in Merger with Reinvent Technology Partners Z;

Company is Transforming the Home Insurance Industry

Transaction Represents Enterprise Value of $5.0 Billion for Hippo

Hippo Expects to Have up to $1.2 Billion in Cash to Fund Growth and Operations

Includes Fully Committed PIPE of $550 Million including Dragoneer, Lennar and Ribbit, Other Top

Tier Mutual Funds and Reinvent Capital

Hippo is Building the First End-to-End Home Protection and Insurance Platform

69% CAGR in Total Written Premiums in Last Three Years

PALO ALTO, Calif. — March 4, 2021 – Hippo Enterprises Inc. (“Hippo”), the home insurance group that created a new standard of care and protection for homeowners, has entered into a definitive business agreement with Reinvent Technology Partners Z (“Reinvent”) (NYSE:RTPZ), a special purpose acquisition company (“SPAC”) that takes a “venture capital at scale” approach. Upon the closing of the transaction, the combined company will be publicly traded.

Hippo: A Protective, Modern Approach to Home Insurance

Founded in 2015, Hippo’s goal is to make homes safer and better protected by taking a proactive approach designed to prevent losses. Harnessing real-time data, smart home technology, and a growing suite of home services, the company is creating the first vertically integrated, end-to-end home protection and insurance platform.

Hippo’s licensed property casualty agent, Hippo Insurance Services, is a leader in the transformation of the $105 billion United States home insurance industry, digitizing the entire home insurance process in order to create lasting advantages and efficiencies across the customer lifecycle. The company built an insurance experience that is simple, modern, and proactive. Its proprietary underwriting engine leverages augmented intelligence and machine learning to prefill customer applications and accurately assess and price risk at the point of purchase, enabling accurate quotes in under a minute and purchase in just five minutes on average.

Hippo’s omni-channel distribution allows customers to buy policies however and wherever they want: online, through an agent, or with one of the company’s growing number of partners. Hippo’s coverage is designed for today’s homeowners, replacing coverage for items such as fur coats and china sets with more protection of crucial items such as home office equipment and water back-up. This modern coverage lowers the chance of its customers encountering unexpected gaps in coverage in the event of a loss.

In addition, Hippo’s industry-leading Smart Home Program is designed to help prevent events such as water damage, fires, and break-ins. The company also uses live data to anticipate and track major weather events, enabling its claims team to reach out in advance to help protect homeowners. For example, ahead of recent storms in Texas that impacted millions, Hippo reached out to customers to help them prepare for frozen pipes or water damage, offering Hippo Home Care support for live video calls to prevent and resolve any immediate DIY issues. Hippo’s intuitive and proactive protection platform is designed to reduce the likelihood of loss, while deepening its customer relationships and improving loyalty and retention.

Home insurance products offered through Hippo Insurance Services are currently available in 32 states, covering more than 70% of the U.S. population, and the company expects its products to be available to 95% of the U.S. population by the end of 2021.

Management Comments

Assaf Wand, Chief Executive Officer and Co-Founder of Hippo, said:

“We set out with a bold vision: to shift the focus of the home insurance industry back to the end customer - the homeowner. In an industry that has traditionally referred to its customers as ‘policyholders,’ Hippo has carved out its own path. We’ve built products and services with a human touch to broaden home protection to include proactive, smart insurance coverage. Our guiding principle is that the best claim is one that never happens, and if it does happen, then we should make our customers’ experience as smooth as possible. The evolution of our industry must be grounded in meeting today’s customer needs. Through this strategic partnership with Reinvent and an incredible team of world-class entrepreneurs, investors, and employees, we can’t wait to transform the homeowner experience and accelerate our growth.”

Reid Hoffman, LinkedIn Co-Founder and Co-Lead Director of Reinvent, said:

“Guided by Assaf’s visionary leadership, Hippo is deploying impressive speed and skill to transform the home insurance industry. Hippo has created its own industry category by rewriting the homeowner experience through insurance. Reinvent’s goal has been to help build industry-leading technology companies at scale for the long-term, and we see ample opportunity to ignite growth and scale Hippo’s business; we believe that Hippo is defining a model that will set the path for years to come in home insurance. With its differentiated technology, insurance expertise, and vertical integration of homeowner services, Hippo fits squarely into our ‘venture capital at scale’ approach. Together, we will strive to create truly revolutionary outcomes for homeowners and this industry.”

Mark Pincus, Co-Lead Director of Reinvent, said:

“Hippo is reimagining home insurance to serve the needs of the modern homeowner. Through deep investments in technology, data, and homeowner services, Hippo has built the country’s most radically user-friendly home insurance company that provides it with a competitive advantage over industry incumbents. Hippo is positively disrupting the insurance industry by offering consumers the first online buying experience that is fast, friendly, and affordable.”

Hippo is Poised to Scale

The U.S. home insurance industry is expected to reach nearly $140 billion by 2025,1 and Hippo has a significant opportunity for further transformation with its proven track record of growth and execution.

[1]	https://www.streetinsider.com/Business+Wire/Home+Insurance+Marketplace+Young+Alfred+Secures+%2410+Million+in+Series+A+Funding/16047518.html

Hippo has grown historical total written premiums by 69% over the last 3 calendar years, and it launched in 12 new states in 2020 alone. The company has attractive customer dynamics, with an average annual premium of $1,200, an average 1-year retention rate of 87%, and an overall net promoter score of 75 out of 100, 2x the industry average in 2020.

Having completed two acquisitions in 2020, including the acquisition of Spinnaker Insurance Company, a national insurance carrier licensed in all 50 states with a Financial Strength Rating of A- (Excellent) by AM Best, Hippo continues to build an all-inclusive home protection platform encompassing home warranty, smart home tech, home maintenance and professional monitoring services. The company is positioned to gain significant market share through growth plans that are aggressive but also disciplined, achievable, and validated by compelling unit economics. The lifetime customer value is 5.4X the average customer acquisition cost and the company has developed meaningful partnership distribution channels, including home builders and mortgage servicers giving Hippo a strong competitive advantage.

Transaction Overview

The transaction has been unanimously approved by the Boards of Directors of both Hippo and Reinvent. It is expected to close in mid-2021, subject to the satisfaction of customary closing conditions, including the approval of shareholders of Reinvent and the stockholders of Hippo.

The combined company is expected to have approximately $1.2 billion in cash at closing, including up to approximately $230 million of cash held in Reinvent’s trust account from its initial public offering on November 23, 2020. The transaction is further supported by a $550 million PIPE at $10 per share that was led by current investors (including Dragoneer, Lennar and Ribbit), top tier mutual funds and Reinvent Capital. After the closing of the merger, Hippo’s existing stockholders are expected to own approximately ~87 percent of the pro forma combined company.

Reinvent believes in structuring its transactions to ensure maximum long-term alignment with the company in which it invests. Consistent with this approach, Reinvent and Hippo have agreed to a long-term lock-up on founder shares for up to two years, and a robust earnout structure with full vesting not realized until the share price reaches $20 per share. Major stockholders and key executives of Hippo have agreed to enter into separate lockup agreements as well.

Pursuant to the business combination agreement, a Reinvent appointed director will join Hippo’s Board of Directors at the transaction closing.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, has been provided in a Current Report on Form 8-K filed by Reinvent today with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

Advisors

Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC are acting as co-financial advisors to Hippo and Latham & Watkins LLP is acting as its legal counsel. Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC also acted as joint placement agents on the PIPE transaction. Barclays is acting as financial advisor to Reinvent and Sullivan & Cromwell LLP is serving as its legal counsel.

Conference Call, Webcast and Presentation Information

Hippo and Reinvent will host a joint investor conference call to discuss the proposed transaction today, Thursday, March 4, 2021, at 8:30 A.M. ET. A live webcast of the conference call, along with a detailed investor presentation, will be available here. The call can also be accessed via phone by dialing 1-866-777-2509 (U.S.) or 1-412-317-5413 (International). Please dial in at least 15 minutes prior to the start of the call.

A replay will be available following the completion of the conference call and can be accessed via the webcast link found in the investor relations section of the Hippo website.

All materials, including the investor presentation, will be available on the Hippo website at investors.hippo.com and at https://z.reinventtechnologypartners.com/investor-relations. Additionally, Reinvent has filed their investor presentation with the SEC as an exhibit to a Current Report on Form 8-K, which is available on the SEC’s website at www.sec.gov.

About Hippo

Hippo offers a different kind of home insurance, built from the ground up to provide a new standard of care and protection for homeowners. Our goal is to make homes safer and better protected so customers spend less time worrying about the burdens of homeownership and more time enjoying their homes and the life within. Harnessing real-time data, smart home technology, and a growing suite of home services, we are creating the first integrated home protection platform. Hippo is headquartered in Palo Alto, California with offices in Austin and Dallas, Texas and insurance products available to more than 70 percent of U.S. homeowners in 32 states. Hippo Insurance Services is a licensed property casualty insurance agent with products underwritten by various insurance companies. For more information, including licensing information, visit www.hippo.com.

About Reinvent

Reinvent is a special purpose acquisition company led by Reid Hoffman, Mark Pincus and Michael

Thompson, that takes a “venture capital at scale” approach. Reinvent was formed to support a technology business to innovate and achieve entrepreneurship at scale by leveraging its team’s operating expertise as founders of iconic technology companies, their experience building companies as advisors and board members, and the capital raised in its initial public offering.

Important Information for Investors and Stockholders

This communication relates to a proposed transaction between Reinvent and Hippo. This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Reinvent intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of Reinvent, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Reinvent shareholders. Reinvent also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Reinvent are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Reinvent through the website maintained by the SEC at www.sec.gov. The documents filed by Reinvent with the SEC also may be obtained free of charge at Reinvent’s website at https://www.reinventtechnologypartners.com or upon written request to 215 Park Avenue, Floor 11 New York, NY.

Participants in the Solicitation

Reinvent and Hippo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Reinvent’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of Reinvent and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

This communication may be deemed to include certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Reinvent and Hippo. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Reinvent’s securities; (ii) the risk that the transaction may not be completed by Reinvent’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Reinvent; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger governing the proposed transaction (the “Merger Agreement”) by the shareholders of Reinvent, the satisfaction of the minimum trust account amount following redemptions by Reinvent’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction; (v) the inability to complete the PIPE investment in connection with the transaction; (vi) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement; (vii) the effect of the announcement or pendency of the transaction on Hippo’s business relationships, operating results, and business generally; (viii) risks that the proposed transaction disrupts current plans and operations of Hippo and potential difficulties in Hippo employee retention as a result of the transaction; (ix) the outcome of any legal proceedings that may be instituted against Hippo or against Reinvent related to the Merger Agreement or the proposed transaction; (x) the ability to maintain the listing of Reinvent’s securities on a national securities exchange; (xi) the potential volatility of the price of Reinvent’s securities due to a variety of factors, including changes in the competitive and highly regulated industry in which Reinvent plans to operate or Hippo operates, variations in operating performance across competitors, changes in laws and regulations affecting Reinvent’s or Hippo’s business, and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the transaction, and identify and realize additional opportunities; (xiii) changes in domestic and foreign business, market, financial, political, and legal conditions; (xiv) natural or man-made catastrophes such as wildfires, hurricanes, typhoons, earthquakes, floods, climate change (including effects on weather patterns, greenhouse gases, sea, land and air temperatures, sea levels, and rain and snow), nuclear accidents, pandemics (including COVID-19), or terrorism or civil unrest; (xv) the continued impact of COVID-19 and related risks; (xvi) the ability to collect reinsurance recoverable, credit developments of reinsurers, and any delays with respect thereto and changes in the cost, quality, or availability of reinsurance; (xvii) the actual amount of new and renewal business, market acceptance of products, and risks associated with the introduction of new products and services and entering new markets; (xviii) the ability to increase the use of data analytics and technology; and (xix) the ability to attract, retain, and expand Reinvent’s or Hippo’s customer base. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Reinvent’s registration on Form S-1 (File No. 333-249799), the registration statement to be filed on Form S-4 discussed above and other documents filed by Reinvent from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Reinvent and Hippo assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Reinvent nor Hippo gives any assurance that either Reinvent or Hippo or the combined company will achieve its expectations.

Investor Contacts:

Hippo: HippoIR@fticonsulting.com

Reinvent: ir@reinventtechnologypartnersz.com

Media Contacts:

Colleen Hsia / Rachel Rosenblatt

FTI Consulting

hippo@fticonsulting.com

Ed Trissel / Jon Keehner / Scott Bisang

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449